CERTIFICATION PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of COR Development, LLC (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 14, 2002             /s/ Robert M. Adams
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                                    Robert M. Adams, Manager
                                    COR Development, LLC


Date: August 14, 2002             /s/ Arthur E. Fillmore
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                                    Arthur E. Fillmore, II Manager
                                    COR Development, LLC